UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-22553

Miller/Howard High Income Equity Fund
(Exact name of registrant as specified in charter)

10 Dixon Avenue Woodstock, NY			12498
(Address of principal executive offices)			(Zip code)

Annemarie Gilly Miller/Howard Investments, Inc. 10 Dixon Avenue Woodstock, NY 12498
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(845) 679-9166

Date of fiscal year end:	October 31

Date of reporting period:	April 30, 2016

Item 1. Reports to Stockholders.

HIGH INCOME
EQUITY FUND

Semi-Annual Report

April 30, 2016

Advised by Miller/Howard Investments, Inc.

Table of Contents

1	Shareholder Letter
6	Allocation of Portfolio Assets
7	Schedule of Investments
10	Statement of Assets and Liabilities
11	Statement of Operations
12	Statement of Changes in Net Assets
13	Statement of Cash Flows
14	Financial Highlights
15	Notes to Financial Statements
24	Additional Information
27	Privacy Policy

April 30, 2016 | Semi-Annual Report

Letter from Chairman of the Board
April 30, 2016

Dear Shareholders,

Thank you for investing in the Miller/Howard High Income Equity Fund (the "Fund"). Our goal is to provide our shareholders a high level of income coupled with the potential for capital appreciation. To do this we invest in stocks we view to exhibit secure dividends and which we believe have the potential to raise those dividends in the future.

Market Summary1

From the beginning of November through the end of April, the overall equity market saw modest gains (+0.2% for the Russell 1000 Index), and dividend stocks were in favor. In a reversal of the previous market trend, value outperformed growth as the Russell 1000 Value Index returned +1.9%, while the Russell 1000 Growth Index returned -1.4%. Traditional yield-oriented sectors were strong: The S&P 500 Utilities Index returned +12.8%; the FTSE NAREIT Equity REIT Index returned +4.8%; and the NASDAQ Broad Dividend Achievers, an index of stocks with long-term historic dividend growth (though with sometimes lower yields than our stocks), returned +5.8%. Energy stocks were under extreme pressure through mid-February when WTI crude oil hit a multi-year low below $27/Bbl and weeks later Henry Hub natural gas bottomed at around $1.50/MMBtu. Thereafter, many energy stocks rebounded in response to higher energy commodity prices and a reversal in market sentiment. The S&P 500 Energy Index returned +1.7%, but the Alerian MLP Index returned -5.7% during this period. During this time, our net asset value per share (NAV) experienced a decrease of -12.8%, compared with the modest +0.4% increase in the S&P 500. As investors may know, the market price of the Fund can sell at a premium or discount to NAV. Total return was negative, at -5.70% from November 1, 2015 to April 29, 2016. On the last day of the period, the Fund was trading at a 7.1% discount to NAV and offering a yield of 11.8% based on market value.

Portfolio Performance

High-yielding stocks performed poorly in November and early December due to fears of rising interest rates and concerns over the impact of falling energy prices on many energy-related high-yielding stocks. After the US Federal Reserve raised rates in December market sentiment for the high-yielding cohort improved and they outperformed the general market. This favored our investment process of investing in stocks that yield significantly more than the index and that consistently increase their distributions. For the six-month period ended April 29, 2016, the eighth and ninth dividend yield deciles of the S&P 500 returned +6.0% and +10.1%, respectively, versus the S&P 500's return of +0.4%. Our overweight allocation to the ninth dividend decile compared to the S&P 500 was the largest contributor to relative performance during the period. The tenth dividend decile (the highest 10% of dividend payers in the

1 Returns illustrated reflect the total return with dividends reinvested sourced from Bloomberg

April 30, 2016 | Semi-Annual Report 1

S&P 500) performed only slightly better than the index, returning +1.4% versus +0.4% for the S&P 500. Approximately 55% of the portfolio was allocated to the tenth decile. Stock selection in this group was a large detractor to portfolio relative performance largely due to a significant weight in energy stocks and MLPs.

Energy companies dominated the portfolio's performance laggards. Four of our five bottom contributors were midstream pipeline companies. These four holdings each experienced greater than 30% downside during the period (the Alerian MLP Index, a comparable midstream benchmark, had a total return of -5.7%). Williams Cos. (WMB) was the largest detractor to performance, returning approximately -47.7%. Its stock came under pressure due to lower commodity prices, high levels of leverage, and uncertainty around the company's proposed merger with Energy Transfer Equity (ETE). Moreover, there were concerns over declining volumes through its MLP, Williams Partners' (also held in the Fund) pipelines and potential counter-party risk with customers. Targa Resources Partners (NGLS), a pipeline company engaged in the business of natural gas and NGL gathering and processing, was under pressure as fears mounted that lower-than-expected drilling activity would reduce volumes and distributable cash flow. It was sold in the portfolio in February prior to being rolled up by its general partner Targa Resources Corp (TRGP) because weak NGL processing margins threatened to diminish distribution coverage. Kinder Morgan Inc. (KMI), the nation's largest energy infrastructure company, was another top detractor, falling by more than 30% during the period. It announced a plan to reduce its dividend by 75% after a nearly two-decade track record of regular dividend increases within the Kinder family of equities, including one increase that occurred just six weeks before the cut. The Kinder news dampened already fragile energy pipeline sector sentiment and compounded technical factors, including forced hedge and closed-end fund liquidations, as well as year-end tax-loss selling. Seagate Technology (STX), a company that designs, manufactures, and sells electronic storage products, was down -40.2%. Continuing weaker demand, combined with a difficult competitive environment, resulted in disappointing quarterly earnings.

During the last six months, telecommunications and utilities were the best performing sectors, and our overweight allocation relative to the S&P 500 was the leading contributor to performance. Stock selection within the financials sector was positive during the period, and we benefited from our overweight position in REITs and underweight position in money center banks. Selection within REITs was especially notable. Four REITs in our portfolio – DuPont Fabros Technology (DFT), Digital Realty Trust (DLR), Corrections Corporation of America (CXW), and Lamar Advertising (LAMR) – were all top performers within the financials sector, returning double-digits.

Two of our top contributors; DFT and DLR, were datacenter REITs that benefited from positive market sentiment and more robust leasing activity. DFT had a total return of +27.4% and has a

2 Semi-Annual Report | April 30, 2016

projected three-year distribution growth rate of 8.9%. The Fund owns the company due to its high yield, strong balance sheet, and low valuation relative to its history. A new CEO named in February said he plans to implement a strategic plan to expand into higher margin services, such as mini-wholesaling and on-site staffing. Another datacenter REIT, DLR, was a large contributor, returning +21.6%. The market is appreciating DLR's recent acquisition of Telx, and this industry consolidation has resulted in better pricing. The company reported better than estimated funds from operations and increased its dividend by 3.5% quarter-over-quarter. Coach (COH), the third large contributor in the portfolio, has rebounded over the last six months after bottoming last September. Last quarter the company beat EPS estimates, as management continues to successfully execute a turnaround at the designer handbag and accessories retailer.

Dividend growth is important to this portfolio because the prices of higher yielding stocks are based in large part on the income they provide. As income rises, an investor may expect the asset price to increase commensurately (though other factors may enter into this equation in the short term). Thus, we seek companies that not only pay high dividends or distributions now but that also are likely, in our view, to increase dividends in the future. During the reporting period, 28% of our stocks declared dividend increases, with individual increases averaging 10.7% growth year-over-year, on an unweighted basis excluding special dividends

We are enhancing the income in the portfolio through the sale of options. Through April 29 the Fund sold options on 35 positions, with 24 of them expiring worthless after we collected the premium and 11 positions exercised. At the end of the period, our option positions' notional value represented 8.9% of the portfolio, well below the 20% limitation. As the prospectus indicates, the portfolio managers have the ability to employ modest leverage as a tool to reach our portfolio income objectives. As of April 29, we have borrowed an amount equal to 18% of the managed assets of the Fund at an interest rate of 1.3%. Considering that the underlying portfolio yield is more than five times the borrowing rate, this is an effective income enhancement. The use of leverage could increase volatility but, in our view, the inherent volatility of the portfolio is sufficiently low as to warrant this modest level of leverage.

Distributions to Shareholders

The monthly distribution to shareholders for November through April, inclusive, was $0.116 per share per month. The Fund's current indicated yield based on its closing price ($11.81) on the New York Stock Exchange on April 29, 2016 was 11.8%. The current indicated yield based on the Fund's NAV per share ($12.71) was 11.0%. The Fund intends to pay monthly distributions to its shareholders. We should note that this distribution has been supported by income earned by the Fund. Note that "income" here includes both regular dividends and distributions from MLPs and REITs, which might be considered Returns of Capital for tax and GAAP purposes. As

April 30, 2016 | Semi-Annual Report 3

discussed previously, and as is still the case, the Fund has earned several special dividends so far this year. With these specials, the premiums from selling options, and the regular dividends from the portfolio, as enhanced by our use of leverage, we have generated sufficient income to cover these declared distributions.

Looking Ahead

After the first interest rate hike in December by the Fed, investors have been pushing out expectations for additional rate increases. We believe that the Fed will proceed cautiously and raise rates in small increments but remain accommodative as economic data is mixed. If so, these restrained moves shouldn't upset dividend stock valuations very much, in part because investors have had a long time to consider such a rising interest rate environment and because it is doubtful that the Fed's moves will significantly impact longer maturity interest rates. Since the Fed's December decision to raise rates, US income stocks have been performing better than the broad market as we have seen a repricing of yield stocks as fears of a sharp rise in rates fades. We see a US economy that is better than flat but still struggling with global economic weakness, geopolitics, strong US dollar (historically speaking), and energy price uncertainty. In a low growth environment, we expect that yield and growth of yield will be a higher portion of investors' returns than growth of earnings while providing greater certainty. These macro trends, along with investors' need for high income and growth of income, could provide beneficial tailwinds to dividend-paying stocks. In a world of low yields, we believe our portfolio stands out for both its intrinsic yield and for the potential of our stocks to grow their dividends and, ultimately, their principal value.

Sincerely,

Lowell G. Miller

Chairman of the Board

4 Semi-Annual Report | April 30, 2016

Important Disclosures

The views expressed in the Market Summary, Portfolio Performance, Distributions to Shareholders and Looking Ahead reflect those of its author only, and only as of its date. These views are subject to change at any time, based on market and other conditions and should not be construed as a recommendation or advice of any kind. The material may also contain forward-looking statements that involve risk and uncertainty, and there is no guarantee they will come to pass.

There can be no assurance that the Fund will achieve its investment objective. The net asset value of the Fund will fluctuate with the value of the underlying securities.

Performance data quoted represents past results. Past performance is no guarantee of future results.

The market price of equity securities may be affected by financial market, industry, global or issuer-specific events. Focus on a particular style or industry or on small or medium sized companies may enhance that risk. Shares of closed-end investment companies such as the Fund, trade in the market above, below or at, net asset value. This characteristic is a risk separate and distinct from the risk that the Fund's net asset value could decline. The Fund is not able to predict whether its shares will trade above, below, or at net asset value in the future. This information does not represent an offer, or the solicitation of an offer, to buy or sell securities of the Fund.

April 30, 2016 | Semi-Annual Report 5

Miller/Howard High Income Equity Fund

Allocation of Portfolio Assets
(Expressed as a Percentage of Total Investments)
April 30, 2016
(unaudited)

6 Semi-Annual Report | April 30, 2016 | See accompanying Notes to Financial Statements

Miller/Howard High Income Equity Fund

Schedule of Investments
April 30, 2016
(unaudited)

	Shares	Fair Value
Common Stock – 106.2%
Business Credit Institutions – 7.6%
Ares Capital Corporation (1)	343,373	$5,215,836
Golub Capital BDC, Inc.	131,803	2,313,143
Hercules Technology Growth Capital, Inc.	308,552	3,785,933
Triangle Capital Corporation	76,163	1,618,464
		12,933,376
Cable and Other Pay Television Services – 2.4%
Viacom Inc.	100,000	4,090,000
Computer Storage Devices – 3.1%
Seagate Technology plc (Ireland)	247,049	5,378,257
Crude Petroleum & Natural Gas – 4.4%
Royal Dutch Shell plc ADR (1)(2)	141,759	7,562,843
Deep Sea Foreign Transportation of Freight – 1.2%
Seaspan Corporation (Marshall Islands)	120,306	2,034,374
Electric Services – 15.5%
CenterPoint Energy, Inc.	202,529	4,344,247
Covanta Holding Corporation (1)	389,604	6,334,961
FirstEnergy Corp. (1)	128,494	4,187,619
PPL Corporation (1)	134,851	5,075,792
Pattern Energy Group Inc. (1)	309,451	6,498,471
		26,441,090
Electrical Work – 3.0%
Ericsson ADR	624,305	5,050,627
Investing – 7.1%
The Blackstone Group L.P. (1)	226,797	6,223,310
Lazard LTD (Bermuda) (1)	51,500	1,856,575
Main Street Capital Corporation (1)	131,648	4,110,051
		12,189,936
Leather & Leather Products – 0.9%
Coach, Inc.	39,400	1,586,638
Motion Picture Theaters – 2.7%
Regal Entertainment Group (1)	219,548	4,577,576
Motor Vehicles and Passenger Car Bodies – 3.0%
General Motors Company	162,607	5,170,902
National Commercial Banks – 2.5%
PacWest Bancorp	104,672	4,184,786
Petroleum & Petroleum Products – 2.8%
Macquarie Infrastructure Company LLC (1)	68,717	4,836,990
Petroleum Refining – 3.6%
Total S.A. ADR (1)	119,873	6,083,555
Pharmaceutical Preparations – 5.0%
GlaxoSmithKline plc ADR (2)	109,529	4,699,889
Novartis AG ADR	49,377	3,751,171
		8,451,060

See accompanying Notes to Financial Statements | April 30, 2016 | Semi-Annual Report 7

Miller/Howard High Income Equity Fund

Schedule of Investments (continued)
April 30, 2016
(unaudited)

	Shares	Fair Value
Real Estate Investment Trusts – 25.7%
Corrections Corporation of America (1)	193,374	$5,882,437
Digital Realty Trust, Inc. (1)	36,944	3,250,333
DuPont Fabros Technology, Inc. (1)	190,450	7,583,719
Equity Residential	132,300	9,005,661
The Geo Group, Inc. (1)	176,645	5,657,939
Lamar Advertising Company	71,968	4,464,895
LaSalle Hotel Properties	115,103	2,750,962
Omega Healthcare Investors, Inc.	153,696	5,190,314
		43,786,260
Telephone Communications (No Radiotelephone) – 11.8%
AT&T Inc. (1)	240,572	9,339,005
BCE Inc. (Canada) (1)	126,809	5,948,610
Verizon Communications Inc. (1)	95,132	4,846,024
		20,133,639
Women's Clothing Stores – 3.9%
L Brands, Inc.	85,769	6,714,855
Total Common Stock (Cost $201,331,610)		181,206,764
Master Limited Partnerships – 15.0%
Crude Petroleum & Natural Gas – 1.7%
Genesis Energy, L.P.	87,770	2,845,503
Liquefied Petroleum Gas Dealers – 4.3%
AmeriGas Partners, L.P. (1)	169,846	7,362,824
Natural Gas Transmission – 9.0%
Energy Transfer Partners L P	212,269	7,520,691
Enterprise Products Partners L.P.	214,600	5,727,674
MPLX LP	64,648	2,081,019
		15,329,384
Total Master Limited Partnerships (Cost $27,820,435)		25,537,711
Short-Term Investment – 0.4%
Investment Company – 0.4%
Fidelity Institutional Money Market Portfolio – Class I, 0.34% (3) (Cost $614,118)	614,118	614,118
Total Investments – 121.6% (Cost $229,766,163)		207,358,593
Total Value of Options Written (Premiums received $541,243) – (0.1%)		(94,331)
Other Assets and Liabilities – (21.5%)		(36,724,403)
Total Net Assets Applicable to Common Stockholders – 100.0%		$170,539,859

8 Semi-Annual Report | April 30, 2016 | See accompanying Notes to Financial Statements

Miller/Howard High Income Equity Fund

Schedule of Investments (continued)
April 30, 2016
(unaudited)

Note: Percentages indicated are based on the net assets of the Fund.

ADR  American Depository Receipt.

(1)  All or a portion of this security has been pledged as collateral in connection with the Fund's committed facility agreement. As of April 30, 2016, the total value of securities pledged as collateral for the committed facility agreement was $98,452,654

(2)  All or a portion of the security represents collateral for outstanding call or put option contracts written.

(3)  Rate indicated is the current yield as of April 30, 2016.

Options Written	Expiration Date	Strike Price	Contracts	Fair Value
Call Options
Coach, Inc.	May 2016	$41.00	394	$(30,338)
Digital Realty Trust, Inc.	May 2016	90.00	369	(27,675)
Equity Residential	May 2016	75.00	660	(8,250)
Lazard LTD	May 2016	40.00	515	(7,725)
Seagate Technology plc	May 2016	27.50	1,235	(3,705)
				(77,693)
Put Options
Enterprise Products Partners L.P.	May 2016	24.00	1,331	(16,637)
				(16,637)
Total Value of Options Written (Premiums received $541,243)				$(94,330)

See accompanying Notes to Financial Statements | April 30, 2016 | Semi-Annual Report 9

Miller/Howard High Income Equity Fund

Statement of Assets and Liabilities
April 30, 2016
(unaudited)

Assets:
Investments in securities, at value (Identified cost – $229,766,163)	$207,358,593
Dividends and interest receivable	808,677
Other assets	336,481
Total Assets	208,503,751
Liabilities:
Options written, at fair value (premiums received $541,243)	94,330
Committed facility agreement	37,500,000
Payable to Advisor	172,245
Accrued administration expense	15,635
Accrued interest expense	4,030
Other liabilities	177,652
Total Liabilities	37,963,892
Net Assets	$170,539,859
NET ASSETS consist of:
Paid-in capital	$250,355,289
Accumulated net realized loss	(57,854,475)
Net unrealized depreciation	(21,960,955)
$170,539,859
Net Asset Value Per Common Share Outstanding	$12.71

10 Semi-Annual Report | April 30, 2016 | See accompanying Notes to Financial Statements

Miller/Howard High Income Equity Fund

Statement of Operations
For the Period November 1, 2015 through April 30, 2016
(unaudited)

Investment Income:
Dividend income (net of $110,210 of foreign withholding tax)	$8,091,727
Interest income	3,674
Securities lending income	18,949
Total Investment Income	8,114,350
Expenses:
Advisory fees	1,024,816
Interest expense	231,203
Professional fees	153,053
Investor support service fee	123,191
Administration fees	64,059
Directors' fees and expenses	55,892
Shareholder reporting expenses	54,080
Compliance fees	34,444
Transfer agent fees and expenses	16,223
Custodian fees and expenses	7,758
Registration and filing fees	2,092
Miscellaneous	49,216
Total Expenses	1,816,027
Net Investment Income	6,298,323
Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(40,501,373)
Options	1,260,446
Net realized gain (loss)	(39,240,927)
Net change in unrealized appreciation (depreciation) on:
Investments	16,475,627
Options	885,720
Net change in unrealized appreciation (depreciation)	17,361,347
Net realized and unrealized gain (loss)	(21,879,580)
Net Increase (Decrease) in Net Assets resulting from Operations	$(15,581,257)

See accompanying Notes to Financial Statements | April 30, 2016 | Semi-Annual Report 11

Miller/Howard High Income Equity Fund

Statement of Changes in Net Assets

	For the period November 1, 2015 through April 30, 2016 (unaudited)	For the period November 24, 2014(a) through October 31, 2015
Change in Net Assets:
From Operations:
Net investment income	$6,298,323	$13,569,774
Net realized gain (loss)	(39,240,927)	(18,961,995)
Net change in unrealized appreciation (depreciation)	17,361,347	(39,322,302)
Net increase (decrease) in net assets resulting from operations	(15,581,257)	(44,714,523)
Dividends and Distributions to Shareholders from:
Net investment income	(6,082,551)	(13,532,291)
Return of capital	(3,256,324)	(2,026,776)
Total dividends and distributions to shareholders	(9,338,875)	(15,559,067)
Capital Stock Transactions:
Proceeds from issuance of 12,250,000 common shares in connection with initial public offering	–	245,000,000
Proceeds from issuance of 1,138,558 common shares in connection with exercising an overallotment option granted to underwriters of the initial public offering	–	22,771,160
Underwriting discounts and offering expenses associated with the issuance of common shares	–	(12,585,454)
Issuance of 24,130 common shares from reinvestment of distributions	–	447,875
Increase in net assets from Fund share transactions	–	255,633,581
Total increase (decrease) in net assets	(24,920,132)	195,359,991
Net Assets:
Beginning of period	195,459,991	100,000
End of period	$170,539,859	$195,459,991
Accumulated undistributed (overdistributed) net investment income, end of the period	$–	$(215,772)

(a) Commencement of Operations.

12 Semi-Annual Report | April 30, 2016 | See accompanying Notes to Financial Statements

Miller/Howard High Income Equity Fund

Statement of Cash Flows
For the Period November 1, 2015 through April 30, 2016
(unaudited)

Cash Flows from Operating Activitites:
Net decrease in net assets resulting from operations	$(15,581,257)
Adjustments to reconcile net decrease in net assets resulting from operations to net cash provided by operating activities:
Purchases of long-term investments	(74,772,183)
Net purchases and sales of short-term investments	(234,499)
Proceeds from sales of long-term investments	73,471,524
Proceeds from option transactions	2,454,383
Return of capital on distributions received	1,843,270
Net decrease in dividends and interest receivable and other assets	213,642
Net increase in accrued expenses and other liabilities	15,066
Net change in unrealized appreciation (depreciation) of investment securities	(17,361,185)
Net realized loss on investment securities	39,239,616
Cash provided by operating activities	9,288,377
Cash Flows from Financing Activities:
Dividends paid	(9,338,875)
Cash used in financing activities	(9,338,875)
Decrease in cash	(50,498)
Cash at beginning of period	50,498
Cash at end of period	$–
Supplemental Disclosure of Cash Flow and Non-cash Information:
Interest paid	$227,173
Taxes paid	$206

See accompanying Notes to Financial Statements | April 30, 2016 | Semi-Annual Report 13

Miller/Howard High Income Equity Fund

Financial Highlights

	Period from November 01, 2015 through April 30, 2016 (unaudited)	Period from November 24, 2014 (1) through October 31, 2015
Per Common Share Data (2)
Net asset value, beginning of period	$14.57	$19.10
Income from Investment Operations
Net investment income (loss)	0.47	1.02
Net realized and unrealized gains (losses)	(1.63)	(4.35)
Total from investment operations	(1.16)	(3.33)
Distributions to Common Stockholders
Net investment income	(0.46)	(1.01)
Return of capital	(0.24)	(0.15)
Total distributions to common stockholders	(0.70)	(1.16)
Organizational and Offering costs on issuance of common stock (3)	–	(0.04)
Net asset value, end of period	$12.71	$14.57
Per common share market value, end of period	$11.81	$13.32
Total investment return based on market value (4)	(5.70)%	(28.39)%
Supplemental Data and Ratios
Net assets applicable to common stockholders, end of period (000's)	$170,540	$195,460
Ratio of expenses to average net assets (5)	2.16%	1.84%
Ratio of net investment income (loss) to average net assets (5)	7.48%	6.34%
Portfolio turnover rate (6)	35%	46%

(1)  Commencement of Operations.

(2)  Information presented relates to a share of common stock outstanding for the entire period.

(3)  Represents the dilution per common share from offering costs for the period from November 24, 2014 through October 31, 2015.

(4)  Not annualized. Total investment return is calculated assuming a purchase of common stock at the beginning of the period (or initial public offering price) and a sale at the closing price on the last day of the period reported (excluding brokerage commissions). The calculation also assumes reinvestment of distributions at actual prices pursuant to the Fund's dividend reinvestment plan.

(5)  Annualized.

(6)  Not annualized.

14 Semi-Annual Report | April 30, 2016 | See accompanying Notes to Financial Statements

Miller/Howard High Income Equity Fund

Notes to Financial Statements
April 30, 2016
(unaudited)

1. Organization

Miller/Howard High Income Equity Fund (the "Fund") was formed as a Delaware statutory trust on April 21, 2011, and is registered under the Investment Company Act of 1940 (the "1940 Act") as a closed-end, non-diversified management investment company. The Fund is managed by Miller/Howard Investments, Inc. ("Adviser"). The Fund commenced operations on November 24, 2014. The Fund's stock is listed on the New York Stock Exchange under the symbol "HIE."

The Fund will terminate on November 24, 2024, absent shareholder approval to extend such term. If the Fund's Board of Trustees ("Board") believes that under the current market conditions it is in the best interest of the Fund's shareholders to do so, the Board may extend the termination date for one year, to November 24, 2025, without a shareholder vote upon the affirmative vote of three-quarters of the Board's trustees then in office.

The Fund's primary investment objective is to seek a high level of current income. As a secondary objective the Fund seeks capital appreciation when consistent with its primary investment objective. There can be no assurance that the Fund will achieve its investment objectives. The Fund will attempt to achieve its investment objectives by investing, under normal market conditions, at least 80% of its total assets in dividend or distribution paying equity securities of U.S. companies and non-U.S. companies traded on U.S. exchanges.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America ("U.S. GAAP"). The Fund is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") Topic 946, Investment Companies.

A. Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, recognition of distribution income and disclosure of contingent assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

B. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at "fair value" as determined in accordance with procedures established by and under the general supervision of the Fund's Board.

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. ("NASDAQ")) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there

April 30, 2016 | Semi-Annual Report 15

Miller/Howard High Income Equity Fund

Notes to Financial Statements (continued)
April 30, 2016
(unaudited)

has been no sale on such day, the securities are valued at the mean price. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter ("OTC") market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, the Adviser will have discretion to determine the best valuation (e.g., last trade price in the case of listed options).

Other securities may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, and analysis of the issuer's financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities.

C. Fair Value Measurement

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. A three-tier hierarchy is utilized to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. For example, market participants would consider the risk inherent in a particular valuation technique used to measure fair value, such as a pricing model, and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability and are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability and are developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

16 Semi-Annual Report | April 30, 2016

Miller/Howard High Income Equity Fund

Notes to Financial Statements (continued)
April 30, 2016
(unaudited)

Level 3 – significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

As of April 30, 2016, the Fund's assets and liabilities carried at fair value were classified as follows:

Description	Total	Level 1	Level 2	Level 3
Assets
Equity Securities:
Common Stock(a)	$181,206,764	$181,206,764	$–	$–
Master Limited Partnerships(a)	25,537,711	25,537,711	–	–
Total Equity Securities	206,744,475	206,744,475	–	–
Other Securities:
Short-Term Investment(b)	614,118	614,118	–	–
Total Investments in Securities	$207,358,593	$207,358,593	$–	$–
Liabilities
Written Options	$94,331	$69,443	$24,888	$–

(a) All industry classifications are identified in the Schedule of Investments.

(b) Short-term investment is a sweep investment for cash balances in the Fund at April 30, 2016.

The Fund did not hold any Level 3 securities during the period ended April 30, 2016.

D. Security Transactions and Investment Income

Security transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses are reported on a specific identified cost basis. Interest income is recognized on the accrual basis. Dividend income and distributions are recognized on the ex-dividend date, and withholding taxes on foreign dividends have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates.

The Fund may hold the securities of real estate investments trusts ("REITs"). Distributions from such investments may include income, capital gains and return of capital. The Fund may also hold the securities of master limited partnerships ("MLPs"). Distributions from such investments may include income and return of capital. The actual character of amounts received during the year is not known until after the REIT and MLP fiscal year ends. The Fund records the character

April 30, 2016 | Semi-Annual Report 17

Miller/Howard High Income Equity Fund

Notes to Financial Statements (continued)
April 30, 2016
(unaudited)

of distributions received from REITs and MLPs during the year based on estimates available. The characterization of distributions received by the Fund may be subsequently revised based on the information received from the REITs and MLPs after their tax reporting periods conclude.

E. Foreign Currency Translation

The books and records of the Fund are maintained in U.S. dollars. Foreign currency transactions are translated into U.S. dollars on the following basis: (i) market value of investment securities, assets and liabilities at the daily rates of exchange, and (ii) purchases and sales of investment securities, dividend and interest income, and certain expenses at the rates of exchange prevailing on the respective dates of such transactions. For financial reporting purposes, the Fund does not isolate changes in the exchange rate of investment securities from the fluctuations arising from changes in the market prices of securities. However, for Federal income tax purposes, the Fund does isolate and treat as ordinary income the effect of changes in foreign exchange rates on realized gain or loss from the sale of investment securities, and payables and receivables arising from trade-date and settlement-date differences.

F. Dividends and Distributions to Shareholders

The Fund intends to make regular monthly cash distributions of all or a portion of its investment company taxable income (which includes ordinary income and short-term capital gains) to common shareholders. The Fund also intends to make annual distributions of its "net capital gain" (which is the excess of net long-term capital gains over net short-term capital losses). The Fund will pay common shareholders annually all, or at least 90%, of its investment company taxable income. Various factors will affect the level of the Fund's investment company taxable income, such as its asset mix. To permit the Fund to maintain more stable monthly distributions, the Fund may from time to time distribute less than the entire amount of income earned in a particular period, which would be available to supplement future distributions. As a result, the distributions paid by the Fund for any particular monthly period may be more or less than the amount of income actually earned by the Fund during that period.

Dividends from net investment income and distributions from realized gains from investment transactions have been determined in accordance with Federal income tax regulations and may differ from net investment income and realized gains recorded by the Fund for financial reporting purposes. These differences, which could be temporary or permanent in nature may result in reclassification of distributions; however, net investment income, net realized gains and losses, and net assets are not affected.

G. Federal Income Taxation

The Fund will elect to be treated as, and to qualify each year for special tax treatment afforded to, a regulated investment company ("RIC") under Subchapter M of the Internal Revenue Code ("IRC"). In order to qualify as a RIC, the Fund must, among other things, satisfy income, asset diversification and distribution requirements. As long as it so qualifies, the Fund will not be subject to U.S. federal income tax to the extent that it distributes annually its investment company taxable income (which includes ordinary income and short-term capital gain) and

18 Semi-Annual Report | April 30, 2016

Miller/Howard High Income Equity Fund

Notes to Financial Statements (continued)
April 30, 2016
(unaudited)

its net capital gain. The Fund intends to distribute at least annually all or substantially all of such income and gain. If the Fund retains any investment company taxable income or net capital gain, it will be subject to U.S. federal income tax on the retained amount at regular corporate tax rates. In addition, if the Fund fails to qualify as a RIC for any taxable year, it will be subject to U.S. federal income tax on all of its income and gains at regular corporate tax rates.

H. Cash and Cash Equivalents

The Fund considers all highly liquid investments purchased with initial maturity equal to or less than three months to be cash equivalents.

I. Derivative Financial Instruments

The Fund provides disclosure regarding derivatives and hedging activity to allow investors to understand how and why the Fund uses derivatives, how derivatives are accounted for, and how derivative instruments affect the Fund's results of operations and financial position.

The Fund occasionally sells ("writes") put options on securities already held in its portfolio or securities that are candidates for inclusion in the portfolio. The strategy is designed to provide the Fund with the ability to acquire securities that the Adviser is interested in at attractive valuations while earning income as a means to enhance distributions.

The Fund occasionally sells ("writes") call options on securities already held in its portfolio. The strategy is designed to generate realized gains from premiums as a means to enhance distributions.

Written Options – Premiums received by the Fund for written options are included in the Statement of Assets and Liabilities. The amount of the liability is adjusted daily to reflect the fair value of the written option and any change in fair value is recorded as unrealized appreciation (depreciation). Premiums received from written options that expire are treated as realized gains. The Fund records a realized gain (loss) on written options based on whether the cost of the closing transaction exceeds the premium received. If a call option is exercised by the option buyer, the premium received by the Fund is added to the proceeds from the sale of the underlying security to the option buyer and compared to the cost of the closing transaction to determine whether there has been a realized gain or loss. If a put option is exercised by an option buyer, the premium received by the option seller reduces the cost basis of the purchased security.

Written uncovered call options subject the Fund to unlimited risk of loss. Written covered call options limit the upside potential of a security above the strike price. Put options written subject the Fund to risk of loss if the value of the security declines below the exercise price.

The Fund has adopted the disclosure provision of FASB ASC 815, Derivatives and Hedging. ASC 815 requires enhanced disclosures about the Fund's use of and accounting for derivative instruments and the effect of derivative instruments on the Fund's results of operations and financial position. Tabular disclosure regarding derivative fair value and gain/loss by contract type (e.g., interest rate contracts, foreign exchange contracts, credit contracts, etc.) is required

April 30, 2016 | Semi-Annual Report 19

Miller/Howard High Income Equity Fund

Notes to Financial Statements (continued)
April 30, 2016
(unaudited)

and derivatives accounted for as hedging instruments under ASC 815 must be disclosed separately from those that do not qualify for hedge accounting. Even though the Fund may use derivatives in an attempt to achieve an economic hedge, the Fund's derivatives are not accounted for as hedging instruments under ASC 815.

Transactions in written options contracts for the period from November 1, 2015 through April 30, 2016, are as follows:

	Contracts	Premium
Options outstanding at October 31, 2015	5,020	$272,771
Options written	28,863	2,454,383
Options exercised	(11,386)	(925,465)
Options expired	(17,993)	(1,260,446)
Options outstanding at April 30, 2016	4,504	$541,243

The following table presents the types and fair value of derivatives by location as presented on the Statement of Assets and Liabilities at April 30, 2016:

	Liabilities
Derivatives not accounted for as hedging instruments under ASC 815	Location	Fair Value
Written equity options	Options written, at fair value	$94,331

The following table presents the effect of derivatives on the Statement of Operations for the period ended April 30, 2016:

Derivatives not accounted for as hedging instruments under ASC 815	Location of Gains (Losses) on Derivatives	Net Realized Gain (Loss) on Derivatives	Net Unrealized Appreciation (Depreciation) on Derivatives
Written equity options	Options	$1,260,446	$885,720

3. Concentration of Risk

The Fund's investment objective is to seek a high level of current income. Under normal conditions, the Fund will have at least 80% of its total assets (including any assets obtained through leverage) invested in dividend or distribution paying equity securities of U.S. companies and non-U.S. companies traded on U.S. exchanges. Equity securities the Fund may invest in include common stocks, preferred stocks, convertible securities, warrants, depository receipts and equity interests in trust and other entities. The Fund may also invest up to 15% of its total assets in securities of MLPs.

4. Agreements and Related Party Transactions

The Fund has entered into an Investment Advisory Agreement (the "Agreement") with the Adviser. Under the terms of the Agreement, the Fund pays the Adviser a fee equal to an annual rate of 1.00% of the Fund's average weekly total assets minus all accrued expenses incurred in the normal course of operations other than liabilities or obligations attributable to investment leverage, including, without limitation, investment leverage obtained though (i) indebtedness

20 Semi-Annual Report | April 30, 2016

Miller/Howard High Income Equity Fund

Notes to Financial Statements (continued)
April 30, 2016
(unaudited)

of any type (including, without limitation, borrowing through a credit facility or the issuance of debt securities), (ii) the issuance of preferred stock or other similar preference securities and/or (iii) the reinvestment of collateral received for securities loaned in accordance with the Fund's investment objectives and policies ("Managed Assets"). The Adviser earned $1,024,816 in advisory fees for the period November 1, 2015 through April 30, 2016.

Four Wood Capital Partners LLC ("Four Wood") provides investor support services to the Fund. Such ongoing services include support for investors and financial advisers, consultation with respect to new marketing materials and quarterly reporting to the Board of their activities. The Fund pays Four Wood a monthly fee equal to the annualized rate of 0.12% in year one, 0.12% in year two and 0.11% in year three of the average daily Managed Assets. Four Wood earned $123,191 in fees for the period November 1, 2015 through April 30, 2016.

U.S. Bancorp Fund Services, LLC serves as the Fund's administrator and fund accountant.

American Stock Transfer & Trust Company, LLC serves as the Fund's transfer agent, registrar and dividend disbursing agent and agent for the automatic dividend reinvestment plan.

U.S. Bank, N.A. serves as the Fund's custodian.

5. Income Taxes

The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute all or substantially all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

The tax character of dividends paid to shareholders during the year ended October 31, 2015, was as follows:

Ordinary Income	Net Long Term Capital Gains	Return of Capital	Total Distributions Paid
$13,532,291	$–	$2,026,776	$15,559,067

The amount and character of income and capital gain distributions to be paid, if any, are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. These differences could be temporary or permanent in nature. To the extent these differences are permanent in nature, such differences are reclassified at the end of the fiscal year among undistributed (overdistributed) net investment income, accumulated net realized gain (loss), and paid-in capital. Accordingly, on October 31, 2015, undistributed (overdistributed) net investment income was decreased by $253,255, accumulated net realized gain (loss) was increased by $348,447 and paid-in capital was decreased by $95,192. This reclassification has no effect on the net assets of the Fund.

April 30, 2016 | Semi-Annual Report 21

Miller/Howard High Income Equity Fund

Notes to Financial Statements (continued)
April 30, 2016
(unaudited)

The following information is provided on a tax basis as of October 31, 2015:

Cost of investments	$272,123,841
Unrealized appreciation	$4,065,082
Unrealized depreciation	(43,692,052)
Net unrealized appreciation (depreciation)	(39,626,970)
Undistributed ordinary income	–
Undistributed long term gains	–
Distributable earnings	–
Other accumulated gain/(loss)	(18,524,652)
Total accumulated gain/(loss)	$(58,151,622)

Unused net capital losses are available to offset future realized gains, without expiration. The Fund has $18,085,385 of unused net capital losses at October 31, 2015, which are treated as arising on the first day of the Fund's next tax year.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is "more likely than not" to be sustained assuming examination by tax authorities. Management has analyzed the Fund's tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions expected to be taken on U.S. tax returns and state tax returns of the Fund. All tax years since commencement of operations remain subject to examination by the tax authorities in the United States. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months. It is the Fund's policy to record interest and penalties related to uncertain tax benefits as a component of income taxes, as appropriate.

6. Investment Transactions

For the period from November 1, 2015 through April 30, 2016, the Fund purchased (at cost) and sold securities (proceeds received) in the amount of $74,772,184 and $73,351,628 (excluding short-term securities), respectively.

7. Common Stock

The Fund has unlimited shares of capital stock authorized and 13,417,924 shares outstanding at April 30, 2016. Transactions in common stock for the period from November 24, 2014 (commencement of operations) to October 31, 2015, were as follows:

Shares at November 24, 2014 (commencement of operations)	5,236
Shares sold through initial public offering	12,250,000
Shares sold through additional offering	1,138,558
Shares issued through dividend reinvestments	24,130
Shares at October 31, 2015	13,417,924

There were no transactions in common stock for the six months ended April 30, 2016.

8. Committed Facility

On December 30, 2014, the Fund entered into a $110,000,000 committed facility agreement. BNP Paribas Prime Brokerage ("BNP") serves as a lender and the lending syndicate agent on

22 Semi-Annual Report | April 30, 2016

Miller/Howard High Income Equity Fund

Notes to Financial Statements (continued)
April 30, 2016
(unaudited)

behalf of other lenders participating in the facility. Outstanding balances generally accrue interest at a variable annual rate equal to three-month LIBOR plus 0.65%.

The average principal balance and interest rate for the period during which the committed facility was utilized during the period from November 1, 2015 through April 30, 2016 was $37,500,000 and 1.22%, respectively. At April 30, 2016, the principal balance outstanding was $37,500,000 at an interest rate of 1.29%.

Under the terms of the committed facility agreement, the outstanding principal balance must be collateralized with securities of the Fund in an amount as specified in the agreement. Such amount was $98,452,654 at April 30, 2016. In addition, the Fund must maintain asset coverage required under the 1940 Act. If the Fund fails to maintain the required asset coverage, it may be required to repay a portion of an outstanding balance until the coverage requirement has been met. At April 30, 2016, the Fund was in compliance with the terms of the committed facility agreement.

9. Securities Lending

Through an agreement with the Fund, BNP may lend out securities the Fund has pledged as collateral on the committed facility. In return, the Fund receives a discounted interest rate on its borrowed principal and a portion of the income earned on the securities lending activity by BNP.

10. Indemnifications

Under the Fund's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts that provide general indemnification to other parties. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred, and may not occur.

April 30, 2016 | Semi-Annual Report 23

Miller/Howard High Income Equity Fund

Additional Information
April 30, 2016
(unaudited)

Trustees and Officer Compensation

The Fund does not compensate any of its trustees who are "interested persons," as defined in Section 2(a)(19) of the 1940 Act. For the period from November 1, 2015 through April 30, 2016, the aggregate compensation paid by the Fund to the independent trustees was $51,000. The Fund did not pay any special compensation to any of its trustees or officers.

Forward-Looking Statements

This report contains "forward-looking statements" within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934. By their nature, all forward-looking statements involve risks and uncertainties, and actual results could differ materially from those contemplated by the forward-looking statements. Several factors that could materially affect the Fund's actual results are the performance of the portfolio of investments held by it, the conditions in the U.S. and international financial markets, the price at which shares of the Fund will trade in the public markets and other factors discussed in filings with the SEC.

Proxy Voting Policies

The Board of Trustees of the Fund has delegated the voting of proxies for Fund securities to the Adviser pursuant to the Adviser's proxy voting policies and procedures. Under these policies and procedures, the Adviser will vote proxies related to Fund securities in the best interests of the Fund and its shareholders.

A description of the policies and procedures the Fund used to determine how to vote proxies relating to portfolio securities owned by the Fund is available without charge upon request by calling the Fund at (855) 769-4460. Information regarding how the Fund voted the proxies related to the portfolio of securities during the period ended June 30, 2015 is available without charge by accessing this information on the SEC's Web site at www.sec.gov.

Form N-Q

The Fund files its completed schedule of portfolio holdings for the first and third quarters of each fiscal year with the SEC on Form N-Q. The Fund's Form N-Q is available without charge upon request by calling the Fund at (855) 769-4460 or by visiting the SEC's Web site at www.sec.gov. In addition, you may review and copy the Fund's Form N-Q at the SEC's Public Reference Room in Washington D.C. You may obtain information on the operation of the Public Reference Room by calling (800) SEC-0330.

Prospectus and Statement of Additional Information ("SAI")

The disclosure below expands upon the discussion in the Fund's Prospectus and SAI dated November 24, 2014, concerning the Fund's non-fundamental policies and restrictions. With respect to the Fund's non-fundamental investment policies and restrictions, if a percentage restriction on investment policies or the investment or use of assets set forth in the Prospectus or SAI is adhered to at the time a transaction is effected, later changes in the percentage resulting from changing assets values will not be considered a violation.

24 Semi-Annual Report | April 30, 2016

Miller/Howard High Income Equity Fund

Additional Information (continued)
April 30, 2016
(unaudited)

The SAI includes additional information about the Fund and is available upon request without charge by calling the Fund at (855) 769-4460 or by visiting the SEC's Web site at www.sec.gov.

Repurchase of Securities

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may from time to time purchase its shares of common stock in the open market when Fund shares are trading at a discount from their net asset value.

Certifications

The Fund's President submitted to the New York Stock Exchange ("NYSE") the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Fund Manual.

Net Asset Value

The Net Asset Value per share appears in the Publicly Traded Funds column, under the heading "World Equity Funds," in Monday's The Wall Street Journal. It is also listed in Barron's Mutual Funds/Closed End Funds section under the heading "World Equity Funds."

The Nasdaq symbol for the Net Asset Value per share is "XHIEX." The Net Asset Value per share may be obtained each day by calling the Fund at (855) 769-4460.

Fund Web Site

The Adviser intends to publish holdings of the Fund on a monthly basis 30 days after the end of each month on its web site at www.mhinvest.com/hie/index.htm. In addition, the Fund will publish periodic fact sheets, conference call replays and other information that may be of interest to Fund shareholders.

Dividend Reinvestment Plan (the "Fund's Plan")

Many of you have questions about the Fund's Dividend Reinvestment Plan. We urge shareholders who want to take advantage of the Fund's Plan and whose shares are held in "Street Name," to consult your financial advisor about participating in the Fund's Plan.

Under the Fund's Automatic Dividend Reinvestment Plan, a shareholder whose common shares are registered in his or her own name will have all distributions reinvested automatically by American Stock Transfer & Trust Company, LLC, the Fund's Transfer Agent unless the shareholder elects to receive cash. Distributions with respect to shares registered in the name of a broker-dealer or other nominee (that is, in "street name") will be reinvested by the broker or nominee in additional shares under the Fund's Plan, unless the service is not provided by the broker or nominee or the shareholder elects to receive dividends and distributions in cash. Investors who own common shares registered in street name should consult their broker-dealers for details regarding reinvestment. A participant in the Fund's Plan may elect to receive all dividends in cash by contacting American Stock Transfer & Trust Company, LLC (the "Plan agent") in writing at the address specified below or by calling the Plan agent at 1(800) 278-4353. Under the Fund's Plan, whenever the market price of the common shares, including brokerage commissions, is

April 30, 2016 | Semi-Annual Report 25

Miller/Howard High Income Equity Fund

Additional Information (continued)
April 30, 2016
(unaudited)

equal to or exceeds net asset value at the time shares are valued for purposes of determining the number of shares equivalent to the cash distribution, participants in the Fund's Plan will receive newly issued common shares. The number of shares to be issued will be computed at a per share rate equal to the greater of (i) the net asset value as most recently determined or (ii) 95% of the then-current market price of the common shares. The valuation date is the distribution payment date or, if that date is not a trading day on the NYSE, the next trading day. If the net asset value of the common shares at the time of valuation exceeds the market price of the common shares, participants will receive shares purchased by the Fund's Plan agent in the open market. If the Fund should declare a distribution payable only in cash, the Plan agent will buy the common shares for the Fund's Plan in the open market, on the NYSE or elsewhere, for the participants' accounts, except that the Plan agent will terminate purchases in the open market and instead the Fund will distribute newly issued shares at a per share rate equal to the greater of net asset value or 95% of market value if, following the commencement of such purchases, the market value of the common shares plus estimated brokerage commissions exceeds net asset value. The automatic reinvestment of dividends and other distributions will not relieve participants of any U.S. federal, state or local income tax that may be payable (or required to be withheld) on such dividends or other distributions.

26 Semi-Annual Report | April 30, 2016

Miller/Howard High Income Equity Fund

Privacy Policy
(unaudited)

Privacy Policy

In order to conduct its business, Miller/Howard High Income Equity Fund, through its transfer agent, American Stock Transfer & Trust Company, LLC, collects and maintains certain nonpublic personal information about its shareholders of record with respect to transactions in shares of the Fund's securities. This information includes the shareholder's name and address, taxpayer identification number, share ownership and/or history, and dividend elections. The Fund does not collect or maintain personal information about its shareholders whose shares are held in "street name" by a financial institution such as a bank or broker.

The Fund does not disclose any nonpublic personal information about the Fund's shareholders or former shareholders to third parties unless necessary to process a transaction, service an account or as otherwise permitted by law.

To protect your personal information, the Fund restricts access to nonpublic personal information about the Fund's shareholders to those employees who need to know that information to provide services to the Fund's shareholders. The Fund also maintains physical, electronic and procedural safeguards to protect your nonpublic personal information.

April 30, 2016 | Semi-Annual Report 27

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28 Semi-Annual Report | April 30, 2016

Miller/Howard High Income Equity Fund

Trustees and Officers

Lowell G. Miller,
Trustee, Chairman of the Board, President

James E. Hillman,
Lead Trustee

Roger Conrad,
Trustee

Charles I. Leone,
Trustee

Annemarie Gilly,
Trustee, Chief Operating Officer, Executive Vice President, Secretary

Gerald Wheeler
Chief Compliance Officer, Chief Legal Officer

Paul Brook
Chief Financial Officer

John E. Leslie III,
Vice President

Investment Advisor

Miller/Howard Investments, Inc.
P.O. Box 549
Woodstock, NY 12498

Legal Counsel

Shearman & Sterling LLP
599 Lexington Avenue
New York, N.Y. 10022

Custodian

U.S. Bank, N.A.
1555 N. Rivercenter Drive, Suite 302
Milwaukee, WI 53202

Transfer Agent

American Stock Transfer & Trust Company, LLC
6201 15th Avenue
Brooklyn, NY 11219

Fund Administrator

U.S. Bancorp Fund Services, LLC
777 E. Wisconsin Avenue
Milwaukee, WI 53202

Independent Registered Public Accounting Firm

Deloitte & Touche LLP
555 E. Wells Street
Suite 1400
Milwaukee, WI 53202

HIGH INCOME
EQUITY FUND

PO Box 549
Woodstock, NY 12498

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable for semi-annual reports.

Item 6. Investments.

(a)         Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)         Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable for semi-annual reports.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable for semi-annual reports.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
Month #1 11/01/15-11/31/15	0	0	0	0
Month #2 12/01/15-12/31/15	0	0	0	0
Month #3 01/01/16-01/31/16	0	0	0	0
Month #4 02/01/16-02/29/16	0	0	0	0
Month #5 03/01/16-03/31/16	0	0	0	0
Month #6 04/01/16-04/30/16	0	0	0	0
Total	0	0	0	0

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)         The Registrant’s President and Principal Financial Officer have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider

(b)         There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)         (1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit.  1) Not Applicable

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable

(b)         Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.  Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Miller/Howard High Income Equity Fund

By (Signature and Title)	/s/ Lowell G. Miller
Lowell G. Miller, President

Date	June 30, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Lowell G. Miller
Lowell G. Miller, President

Date	June 30, 2016

By (Signature and Title)	/s/ Paul Brook
Paul Brook, Chief Financial Officer

Date	June 30, 2016